UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 18, 2012

IGNITE RESTAURANT GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35549	94-3421359
(State or other jurisdiction of Company or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

9900 Westpark Drive, Suite 300, Houston, Texas	77063
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 366-7500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02.        Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a)  On July 18, 2012,  the Board of Directors of Ignite Restaurant Group, Inc. (the “Company”), upon the recommendation of management, concluded that the previously issued financial statements for the years ended December 28, 2009, January 3, 2011 and January 2, 2012 and the twelve week periods ended March 28, 2011 and March 26, 2012 (collectively, the “Restated Periods”) should not be relied upon because of errors in the accounting treatment for certain of its leases contained therein (the “Accounting Errors”). Following an internal assessment of its lease accounting policies, the Company has determined it necessary to correct non-cash related errors related to its accounting treatment of certain leases.  Adjustments for these errors will reflect non-cash charges primarily related to deferred rent.  As a follow-up to this review, the Company is also commencing a detailed review of its historical accounting for fixed assets and related depreciation expense in prior periods as a private company.  Following the completion of the accounting review, the Company, with the concurrence of its independent registered public accounting firm, PricewaterhouseCoopers LLP, will restate its previously issued financial statements for the Restated Periods.

The Company leases 100% of its properties. Historically, when accounting for leases that included stated fixed rent increases, the Company recognized rent expense on a straight line basis over the current lease term with the term primarily commencing when actual rent payments began.  Additionally, the Company did not record straight line rent on leases which contained CPI adjustments that also were subject to stated minimum rent increases. The Company will restate its previously issued financial statements to recognize rent expense on a straight line basis over the effective lease term, including cancelable option periods where failure to exercise such options would result in an economic penalty.  The lease term will commence on the date when the Company establishes effective control over the property. Furthermore, straight line rent will be appropriately calculated on properties with CPI adjustments that are subject to a stated minimum required rent increase. The changes to the recognition of rent expense are timing in nature and do not change the total cash payments or aggregate rent expense over the effective life of the lease term.  The total amount of the increases to historical deferred rent expense will be offset by the same aggregate amount of the adjustments in the form of lower deferred rent expense in the future years of the effective lives of the impacted leases.

The lease accounting errors have been preliminarily quantified by the Company and date back to 2006, the year of the Company’s origination.  Therefore, the Company is providing supplemental information detailing the impact of the restatement on the fiscal years ended January 1, 2007, December 31, 2007 and December 29, 2008.

The Company estimates that the aggregate pre-tax effect of the lease accounting related restatement items from 2006 through the first quarter of 2012 will range from $3.4 to $3.8 million.  The non-cash charges will impact deferred rent expense and pre-opening expense (the deferred rent portion only). The cumulative impact of these expenses in 2006 through 2009 is estimated to be $500 to $600 thousand.  The impact is higher from 2010 through the first quarter of 2012 when the Company opened 24 new or converted units. The lease accounting restatement adjustments reduce pre-tax income by an estimated $1.0 million to $1.1 million in 2010, $1.3 to $1.5 million in 2011 and $550 to $650 thousand in the first quarter of 2012. The estimated increases in deferred rent expense and preopening expense will result in a corresponding increase in the deferred rent liability.  The lease accounting related restatement items will not impact the Company’s cash flows, revenues or comparable restaurant sales. Additionally, these restatement items will not impact restaurant-level profit margin or Adjusted EBITDA.

During the fixed asset accounting review, the Company will assess historical asset additions, dispositions, useful lives and depreciation from 2006 through the first quarter of 2012. The review will include a store-level fixed asset inventory at all 144 restaurant locations focusing primarily on kitchen equipment and other furniture and fixtures.  This review is likely to result in additional adjustments to our historical financial statements.  Based on the review work completed to date, the Company expects the fixed asset accounting review to result in a minimum of $1.2 million of cumulative pre-tax non-cash adjustments to its financial statements from 2006 through the first quarter of 2012 that will negatively impact net income during those historical periods.   Due to the scope of the review, this work will likely take several weeks and is expected to delay the release of the Company’s second quarter earnings release and quarterly report on Form 10-Q.  While the Company is working diligently on its fixed asset accounting review, there can be no assurance as to the precise timing of the review or what adjustments may be necessary to the Company’s historical financial statements or which historical periods will be impacted as a result of the review.

In connection with the restatement, the Company will also reclassify $175 thousand of general and administrative expense from the first quarter of 2012 into 2011.  The error correction relates to professional fees for quarterly reviews completed by the Company’s independent registered public accounting firm in 2011 that were previously recorded in the first quarter of 2012. This reclassification will have the effect of decreasing net income and Adjusted EBITDA in fiscal 2011 and increasing both measures in the first quarter of 2012.

The Company’s estimates for the impact of the accounting adjustments are subject to change as the Company and its independent registered public accounting firm complete their review. The Company will make the appropriate filings with the Securities and Exchange Commission to include the restated financial statements promptly following the completion of review work by the Company and its independent registered public accounting firm. In connection with the restatement, the Company is carefully reviewing potential weaknesses or deficiencies in its internal controls and disclosure controls and evaluating the prompt implementation of necessary measures to remediate any such weaknesses or deficiencies.

The Board of Directors and management have discussed the matters disclosed pursuant to this Item 4.02(a) in this Current Report on Form 8-K with PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm. The Company expects to file a Form 8-K with respect to the restatement promptly upon completion of its accounting review. The filing will contain (1) restated audited financial statements for the fiscal years ended December 28, 2009, January 3, 2011 and January 2, 2012, (2) restated unaudited financial statements for the twelve week periods ended March 28, 2011 and March 26, 2012, and (3) a revised presentation of selected historical consolidated financial and operating data for the fiscal years ended December 31, 2007 and December 29, 2008, December 28, 2009, January 3, 2011 and January 2, 2012 and the twelve week periods ended March 28 2011 and March 26, 2012.

Item 2.02.  Results of Operations and Financial Condition.

In Item 4.02(a) of this Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1, the Company discloses information regarding certain historical results of operations. In particular, the Company discloses that, due to the Accounting Errors, the Company is restating the previously issued financial statements for the Restated Periods. In addition, the Company issued a press release announcing certain estimated results of operations for the quarter ended June 20, 2012. A copy of the press release is attached hereto as Exhibit 99.1 is incorporated by reference herein.

The press release references non-GAAP measures, including Adjusted EBITDA and restaurant-level profit margin, to supplement the discussion of the Company’s results of operations.  A discussion of these non-GAAP financial measures, including a discussion of the usefulness and purpose of each measure, is included below.

Adjusted EBITDA.  Adjusted EBITDA represents earnings before interest, taxes, depreciation and amortization and further adjustments for deferred rent, restaurant impairments and closures, gains and losses on disposal of property and equipment, gains on insurance settlements, pre-opening costs and other expenses and items.  Adjusted EBITDA is a supplemental measure of operating performance that does not represent and should not be considered as an alternative to net income or cash flow from operations, as determined by U.S. generally accepted accounting principles, or U.S. GAAP, and our calculation thereof may not be comparable to that reported by other companies.  Adjusted EBITDA has limitations as an analytical tool, and you should not consider it in isolation, or as a substitute for analysis of our results as reported under U.S. GAAP.  Some of the limitations are:

•                  Adjusted EBITDA does not reflect our cash expenditures, or future requirements for capital expenditures or contractual commitments;

•                  Adjusted EBITDA does not reflect changes in, or cash requirements for, our working capital needs;

•                  Adjusted EBITDA does not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments on our debt;

•                  Adjusted EBITDA does not reflect our tax expense or the cash requirements to pay our taxes;

•                  although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, Adjusted EBITDA does not reflect any cash requirements for such replacements; and

•                  other companies in the restaurant industry may calculate Adjusted EBITDA differently than we do, limiting their usefulness as comparative measures.

Because of these limitations, Adjusted EBITDA should not be considered as a measure of discretionary cash available to us to invest in the growth of our business.  We compensate for these limitations by relying primarily on our U.S. GAAP results and using Adjusted EBITDA only supplementally.  We further believe that our presentation of these U.S. GAAP and non-GAAP financial measurements provide information that is useful to analysts and investors because they are important indicators of the strength of our operations and the performance of our core business.

As described above, Adjusted EBITDA includes adjustments for deferred rent, restaurant impairments and closures, gains and losses on disposal of property and equipment, sponsor management fees, gains on insurance settlements, pre-opening costs and other expenses.  It is reasonable to expect that these items will occur in future periods.  However, we believe these adjustments are appropriate because the amounts recognized can vary significantly from period to period, do not directly relate to the ongoing operations of our restaurants and complicate comparisons of our internal operating results and operating results of other restaurant companies over time.  Each of these adjustments helps management with a measure of our core operating performance over time by removing items that are not related to day-to-day restaurant-level operations.

Management uses Adjusted EBITDA:

•                  as a measurement of operating performance because it assists us in comparing the operating performance of our restaurants on a consistent basis, as it removes the impact of items not directly resulting from our core operations;

•                  for planning purposes, including the preparation of our internal annual operating budget and financial projections;

•                  to evaluate the performance and effectiveness of our operational strategies;

•                  to evaluate our capacity to fund capital expenditures and expand our business; and

•                  to calculate incentive compensation payments for our employees, including assessing performance under our annual incentive compensation plan.

In addition, this measurement is used by investors as a supplemental measure to evaluate the overall operating performance of companies in our industry.  Management believes that investors’ understanding of our performance is enhanced by including this non-GAAP financial measure as a reasonable basis for comparing our ongoing results of operations.  Many investors are interested in understanding the performance of our business by comparing our results from ongoing operations from one period to the next and would ordinarily add back events that are not part of normal day-to-day operations of our business.  By providing this non-GAAP financial measure, together with reconciliations, we believe we are enhancing investors’ understanding of our business and our results of operations, as well as assisting investors in evaluating how well we are executing strategic initiatives.  We also present Adjusted EBITDA because it is a measure which is used in calculating financial ratios in material debt covenants in our senior secured credit facility.

Restaurant-level profit margin.  Restaurant-level profit margin represents revenues (x) less (i) licensing revenue not attributable to core restaurant operations, (ii) cost of sales, (iii) labor and benefits, (iv) occupancy expenses, and (v) other operating expenses (y) plus deferred (non-cash) rent.  Restaurant-level profit is a supplemental measure of operating performance of our restaurants that does not represent and should not be considered as an alternative to net income or revenues as determined by U.S. GAAP, and our calculation thereof may not be comparable to that reported by other companies.  Restaurant-level profit has limitations as an analytical tool, and you should not consider it in isolation, or as a substitute for analysis of our results as reported under U.S. GAAP.  Management believes restaurant-level profit is an important component of financial results because it is a widely used metric within the restaurant industry to evaluate restaurant-level productivity, efficiency and performance.  Management uses restaurant-level profit as a key metric to evaluate our financial performance compared with our competitors, to evaluate the profitability of incremental sales and to evaluate our performance across periods.

Item 8.01.   Other Events.

On July 18, 2012 the Company issued a press release disclosing (i) the Accounting Errors and the expected impact of such Accounting Errors on the Restated Periods and (ii) certain estimated results of operations for the quarter ended June 20, 2012.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

This current report on Form 8-K includes and incorporates by reference “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act of 1934. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond our control. We caution you that the forward-looking information presented in this current report is not a guarantee of future events, and that actual events and results may differ materially from those made in or suggested by the forward-looking information contained in this current report. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “plan,” “seek,” “comfortable with,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or the negative thereof or variations thereon or similar terminology. Examples of forward-looking statements in this current report include the expected impact of the restatement on our historical financial results, the potential timing of our fixed asset accounting review, our estimated results for the second quarter of 2012, and our timing for releasing our second quarter earnings results and quarterly report on Form 10-Q.  A number of other important factors could cause actual events and results to differ materially from those contained in or implied by the forward-looking statements, including those factors discussed in our Registration Statement on Form S-1/A, filed on May 8, 2012 with the SEC, which can be found at the SEC’s website www.sec.gov, each of which is specifically incorporated into this current report. Any forward-looking information presented herein is made only as of the date of this current report, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.  As discussed above, our preliminary estimates for the impact of the restatement are subject to change as we and our independent registered public accounting firm complete our lease accounting review.  In addition, there can be no assurance as to the precise timing of the completion of our fixed asset accounting review or what adjustments may be necessary to the Company’s historical financial statements as a result of such review.  Further, we have not yet completed closing procedures for the twelve weeks ended June 18, 2012, and our independent registered public accounting firm has not yet reviewed the results. Accordingly, these preliminary results are subject to change pending finalization, and actual results could differ materially as we finalize such results.

Item 9.01. Financial Statements and Exhibits.

(d)               Exhibits

99.1	Press Release dated July 18, 2012

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 18, 2012

IGNITE RESTAURANT GROUP, INC.

	By:	/s/ Jeffrey L. Rager
Jeffrey L. Rager
Senior Vice President and Chief Financial Officer